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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PivX Solutions, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Tydus Richards, as Chief Executive Officer, and Vance Ito, as principal financial officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 10, 2005                      By: /s/ Tydus Richards
                                   ------------------------------------
                                   Tydus Richards
                                   Chief Executive Officer
                                   Chairman of the Board

                                   By: /s/ Vance Ito
                                   ------------------------------------
                                   Vance Ito
                                   Controller and Treasurer (principal
                                   financial officer)



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